SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2002

CKE RESTAURANTS, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-11313 (Commission File Number)	33-0602639 (I.R.S. Employer Identification No.)

3916 State Street, Ste. 300, Santa Barbara, CA (Address of principal executive offices)		93105 (Zip Code)

(805) 898-8408
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed, since last report.)

Page 1 of 3 Pages

Item 5.    Other Events and Regulation FD Disclosure.

On September 23, 2002, Andrew F. Puzder, the Chief Executive Officer of the Registrant, and Dennis J. Lacey, the Chief Financial Officer of the Registrant submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

Item 7.    Financial Statements and Exhibits.

(a)–(b) Not applicable.

(c)  Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Statement Under Oath of Chief Executive Officer, dated September 18, 2002

99.2	Statement Under Oath of Chief Financial Officer, dated September 18, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.

Date: September 18, 2002	/s/ DENNIS J. LACEY
Dennis J. Lacey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statement Under Oath of Chief Executive Officer, dated September 18, 2002

99.2	Statement Under Oath of Chief Financial Officer, dated September 18, 2002

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